Supplement to the
Fidelity® Series 1000 Value Index Fund
March 31, 2018
STATEMENT OF ADDITIONAL INFORMATION

Effective May 31, 2018, Fidelity® Series 1000 Value Index Fund has been renamed Fidelity® Series Large Cap Value Index Fund. As a result, all references to Fidelity® Series 1000 Value Index Fund in the SAI are replaced with Fidelity® Series Large Cap Value Index Fund.

The following information supplements information found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Verma as of March 31, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	47	29	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$327,256	$26,219	$1,526
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Large Cap Value Index Fund ($3,769 (in millions) assets managed).

As of March 31, 2018, the dollar range of shares of Fidelity® Series Large Cap Value Index Fund beneficially owned by Mr. Verma was none.

XS6B-18-02 1.9857687.107	June 21, 2018